CareAdvantage	485C Rt. 1 South
4th Floor, Suite 400
Iselin, NJ 08830-3037
Tel: 866-863-6555
732-362-5000
Fax: 732-362-5005
www.careadvantage.com

December 30, 2009

Via: U.S. Mail And Facsimile

Blue Cross and Blue Shield of Vermont
445 Industrial Lane
Montpelier, Vermont  05602
Attn:      Don C. George
President and Chief Executive Officer

Dear Don:

This will confirm our agreement whereby CareAdvantage, from January 1, 2010 to January 31, 2010, will provide to Blue Cross and Blue Shield of Vermont (“BCBSVT”) the services of Stephen Perkins, M.C., in exchange for BCBSVT’s payment of $*, which amount shall be paid without invoice no later than January 31, 2010.

Assuming that this letter accurately reflects our understanding, please countersign a copy and return it to me.  Thank you.

Sincerely,

/s/ Dennis J. Mouras

Dennis J. Mouras
President & Chief Executive Officer

Agreed:

Blue Cross and Blue Shield of Vermont

By:	/s/ Don C. George
Don C. George
President & Chief Executive Officer

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